Penn Capital Mid Cap Core Fund
Schedule of Investments
November 30, 2022 (Unaudited)

	Number of
Common Stocks: 88.8%	Shares	Value
Aerospace & Defense: 1.6%
Mercury Systems, Inc.*	4,172	$212,021
Air Freight & Logistics: 1.3%
XPO Logistics, Inc.*	4,309	166,414
Banks: 8.0%
Pinnacle Financial Partners, Inc.	3,590	301,165
Seacoast Banking Corp of Florida	8,063	277,206
Texas Capital Bancshares, Inc.*	4,345	260,656
Western Alliance Bancorp	3,453	236,669
		1,075,696
Biotechnology: 6.3%
BioMarin Pharmaceutical, Inc.*	2,311	233,365
Halozyme Therapeutics, Inc.*	4,919	281,662
United Therapeutics Corp.*	1,114	311,797
		826,824
Building Products: 1.7%
Lennox International, Inc.	841	219,022
Chemicals: 4.8%
CF Industries Holdings, Inc.	2,140	231,526
Livent Corp.*	7,015	196,350
Olin Corp.	3,701	210,883
		638,759
Construction Materials: 1.6%
Martin Marietta Materials, Inc.	565	207,061
Electrical Equipment: 2.1%
nVent Electric PLC	6,998	279,990
Food & Staples Retailing: 1.8%
Performance Food Group Co.*	3,808	232,212
Health Care Equipment & Supplies: 3.1%
CONMED Corp.	2,292	189,892
Lantheus Holdings, Inc.*	3,561	221,067
		410,959
Hotels, Restaurants & Leisure: 5.3%
MGM Resorts International	5,008	184,595
Planet Fitness, Inc. - Class A*	3,408	267,051
Vail Resorts, Inc.	960	247,238
		698,884
Independent Power and Renewable Electricity Producers: 2.1%
Vistra Corp.	11,640	283,201
Insurance: 7.3%
Arch Capital Group Ltd.*	6,825	408,886
Axis Capital Holdings Ltd.	5,052	290,793
Primerica, Inc.	1,778	264,975
		964,654
IT Services: 1.8%
GoDaddy, Inc. - Class A*	2,957	233,987
Life Sciences Tools & Services: 1.6%
Avantor, Inc.*	9,418	209,833
Machinery: 1.7%
Chart Industries, Inc.*	1,533	219,204
Marine: 2.3%
Kirby Corp.*	4,435	309,519
Media: 3.8%
Fox Corp. - Class B	7,868	240,131
Liberty Media Corp.- Liberty SiriusXM - Class A*	5,823	255,164
		495,295
Metals & Mining: 1.9%
Steel Dynamics, Inc.	2,424	251,926
Oil, Gas & Consumable Fuels: 5.7%
Chesapeake Energy Corp.	3,183	329,441
Diamondback Energy, Inc.	2,821	417,564
		747,005
Pharmaceuticals: 1.5%
Perrigo Co., PLC	6,278	202,340
Professional Services: 1.2%
TransUnion	2,563	161,674
Real Estate Management & Development: 1.3%
Kennedy-Wilson Holdings, Inc.	10,103	171,953
Road & Rail: 0.3%
RXO, Inc.*	2,230	42,370
Semiconductors & Semiconductor Equipment: 6.0%
Allegro MicroSystems, Inc.*	8,187	254,943
Kulicke & Soffa Industries, Inc.	4,463	214,001
Skyworks Solutions, Inc.	1,408	134,633
Teradyne, Inc.	1,957	182,882
		786,459
Software: 3.0%
RingCentral, Inc. - Class A*	4,484	166,177
Tyler Technologies, Inc.*	675	231,350
		397,527
Specialty Retail: 4.1%
Burlington Stores, Inc.*	1,170	228,946
Five Below, Inc.*	1,298	208,796
Floor & Decor Holdings, Inc. - Class A*	1,478	110,303
		548,045
Technology Hardware, Storage & Peripherals: 1.3%
Western Digital Corp.*	4,726	173,681
Textiles, Apparel & Luxury Goods: 0.8%
Crocs, Inc.*	1,001	101,101
Trading Companies & Distributors: 3.5%
H&E Equipment Services, Inc.	4,841	202,983
United Rentals, Inc.*	742	261,948
		464,931
Total Common Stocks (cost $8,675,578)		11,732,547

Equity Real Estate Investment Trusts (REITs): 6.6%
Apartment Income REIT Corp.	5,996	228,148
Healthcare Realty Trust, Inc.	10,396	213,430
Pebblebrook Hotel Trust	9,561	159,191
VICI Properties, Inc.	7,868	269,085
		869,854
Total REITs (cost $952,708)		869,854

Short-Term Investments: 4.6%
U.S. Bank Money Market Deposit Account, 2.100%(a)	609,262	609,262
Total Short-Term Investments Funds (cost $609,262)		609,262

Total Investments - 100.0% (cost $10,237,548)		13,211,663
Liabilities in Excess of Other Assets 0.0%		(4,513)
Net Assets: 100.0%		$13,207,150

Percentages are stated as a percent of net assets.
* Non-income producing security.
(a) The rate shown is as of November 30, 2022.

Country Exposure (as a percentage of total investments)
United States	91.1%
Bermuda	5.3%
Ireland	3.7%

The accompanying notes are an integral part of the schedule of investments.

1. Significant Accounting Policies (Unaudited)
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of their financial statements. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A. Investment Valuation
The Fund uses the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Trust’s Board from time to time. The valuation of the portfolio investments of the Funds currently includes the following processes:

Portfolio securities listed on a national or foreign securities exchange, except those listed on the NASDAQ® Stock Market and Small CapSM exchanges (“NASDAQ®”), for which market quotations are available, are valued at the official closing price of such exchange on each business day (defined as days on which the Funds are open for business (“Business Day”)). Portfolio securities traded on the NASDAQ® will be valued at the NASDAQ® Official Closing Price on each Business Day. If there is no such reported sale on an exchange or NASDAQ®, the portfolio security will be valued at the most recent quoted bid price. Price information on listed securities is taken from the exchange where the security is primarily traded.

Other assets and securities for which no quotations are readily available (such as for certain restricted or unlisted securities and private placements) or that may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities) will be valued in good faith at fair value using procedures and methods approved by the Board. Under the procedures adopted by the Board, the Board has delegated day-to-day responsibility for fair value determinations to a Valuation Committee comprised of representatives from the Advisor.

The Fund’s portfolio holdings may also consist of shares of other investment companies in which the Fund invests. The value of each such investment company will be its net asset value (“NAV”) at the time the Fund’s shares are priced. Each investment company calculates its NAV based on the current market value for its portfolio holdings. Each investment company values securities and other instruments in a manner as described in that investment company’s prospectus. The investment company’s prospectus explains the circumstances under which the company will use fair value pricing and the effects of using fair value pricing.

Because the Fund may invest in foreign securities, the Fund’s NAV may change on days when a shareholder will not be able to purchase or redeem Fund shares because foreign markets are open at times and on days when U.S. markets are not. Investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time). If an event that could materially affect the value of the Fund’s foreign securities has occurred between the time the securities were last traded and the time that the Fund calculates its NAV, the closing price of the Fund’s securities may no longer reflect their market value at the time the Fund calculates its NAV. In such a case, the Fund may use fair value methods to value such securities.

Fixed income securities shall be valued at the evaluated bid price supplied by the Fund’s pricing agent based on broker-dealer supplied valuations and other criteria, or directly by independent brokers when the pricing agent does not provide a price or the Valuation Committee does not believe that the pricing agent price reflects the current market value. If a price of a position is sought using independent brokers, the Advisor shall seek to obtain an evaluation bid price from at least two independent brokers who are knowledgeable about the position. The price of the position would be deemed to be an average of such bid prices. In the absence of sufficient broker dealer quotes, securities shall be valued at fair value pursuant to procedures adopted by the Board.

Bank loans are not listed on any securities exchange or board of trade. They are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market. This market generally has fewer trades and less liquidity than the secondary market for other types of securities. Some bank loans have few or no trades, or trade infrequently, and information regarding a specific bank loan may not be widely available or may be incomplete. Except as otherwise specified, Bank loan securities shall be valued at the evaluated bid prices supplied by the Fund’s pricing agent based on broker-dealer supplied valuations and other criteria, or directly by independent brokers when the pricing agent does not provide a price or the Valuation Committee does not believe that the pricing agent price reflects the current market value. If a price of a position is sought using independent brokers, the Advisor shall seek to obtain a bid price from at least two independent brokers who are knowledgeable about the position. The price of the position would be deemed to be an average of such bid prices. In the absence of sufficient broker dealer quotes, securities shall be valued at fair value pursuant to procedures adopted by the Board.

Occasionally, reliable market quotations are not readily available (such as for certain restricted or unlisted securities and private placements) or securities and other assets may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities), or there may be events affecting the value of foreign securities or other securities held by the Funds that occur when regular trading on foreign or other exchanges is closed, but before trading on the NYSE is closed. Fair value determinations are then made in good faith in accordance with procedures adopted by the Board. Under the procedures adopted by the Board, the Board has delegated the responsibility for making fair value determinations to a Valuation Committee, subject to the Board’s oversight. Generally, the fair value of a portfolio security or other asset shall be the amount that the owner of the security or asset might reasonably expect to receive upon its current sale. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available under the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – Prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following table summarizes the inputs used as of November 30, 2022, in valuing the Fund’s investments:

Investments in Securities(a)	Level 1	Level 2	Level 3	Total
Common Stocks	$11,732,547	$-	$-	$11,732,547
Equity Real Estate Investment Trusts (REITs)	869,854	-	-	869,854
Short-Term Investments	609,262	-	-	609,262
Total Investments in Securities	$13,211,663	$-	$-	$13,211,663

(a) All other industry classifications are identified in the Schedule of Investments for the Fund.